Exhibit 99.1

Lottery.com, a Leading Platform to Play the Lottery Online, Enters into
Definitive Agreement with Trident Acquisitions Corp. to Become Publicly Traded

- Lottery.com Aims to Become a Global Marketplace, Offering Legally Available Games of Chance to Consumers Across the World -

- Favorable Industry Conditions Driven by Massive Addressable Market, Shifting Consumer Preferences Toward Wagering and Latency of Lottery Market as a Full Digital Experience -

- Estimated Post-Transaction Enterprise Value of Approximately $526 Million with Over $45 Million in Cash to Fund Growth, Assuming No Redemptions -

- Lottery.com Stockholders Will Roll 100% of Their Equity Into the Combined Company With No Minimum Cash Requirement -

New York, NY and Austin, TX — February 22, 2021 — Trident Acquisitions Corp. (Nasdaq: TDACU, TDAC, TDACW) (“Trident”) and AutoLotto, Inc. (“Lottery.com”), a leading online platform to play the lottery online or from a mobile device, have entered into a definitive agreement for a business combination that would result in Lottery.com becoming a publicly listed company.

Founded in 2015, Lottery.com empowers users to play the lottery from their phone and on the go. It offers official state-sanctioned lottery games, like Powerball, Mega Millions and state games where permissible. Lottery.com is also the world’s largest provider of lottery data to over 400 digital publishers, including hundreds of digital newspapers, television and news sites, and major digital publishers such as Google, Verizon/Yahoo and Amazon’s Alexa devices.

Lottery.com has been a pioneer in the lottery industry, working closely with state regulators to advance the industry into the digital age. Through its online platform, Lottery.com provides official lottery games and enhanced regulatory capabilities by developing innovative blockchain technology, while also capturing untapped market share, including digitally native players.

With the expected proceeds to be received by Lottery.com upon the closing of the transaction, Lottery.com would be well-positioned to accelerate its revenue growth through further expansion in its existing markets and into new high-growth markets both domestically and internationally.

Lottery.com Investment Highlights

●	Potential to Significantly Expand Global Market Share: Leveraging its successful playbook in the U.S., Lottery.com intends to become a global marketplace for legally available lottery games to consumers across the world. At $430 billion of global lottery sales with only 4% online penetration, this is a large market opportunity that is expected to shift to transact online during the next decade.

●	Innovative Ecommerce Platform Bringing an Outdated Industry into the Digital Age: Lottery.com has developed a world-class safe and secure mobile lottery platform and app leveraging blockchain technology to maintain an accurate ledger that provides users the ability to play official lottery games and other games of chance directly from their phone. Lottery.com has benefited from a customer acquisition cost of $4.01, with those users producing an average of $30.90 of gross revenue in their first year.

●	Favorable Macro Dynamics Driving Consumers Online: Betting and gambling industries have begun successfully transitioning to online platforms as pandemic-related changes in consumer behavior have accelerated online and digital adoption. In addition, millennials are increasingly participating in games of chance, including the lottery.

●	Easing Regulatory Environment Propelling Market Growth: Many states and international governments have been easing restrictions on lottery games in an effort to increase ticket sales and revenue contribution in the form of tax as more and more gaming companies collaborate on lobbying efforts.

●	Poised for Expansion: From 2016 to 2020, Lottery.com grew gross revenue at a compounded annual growth rate of 322%, and forecasts gross revenue equal to approximately $71 million in 2021, $280 million in 2022 and $571 million in 2023. Lottery.com is currently operating in 11 states across the U.S. and has plans to cover 34 states by the end of 2023. Lottery.com looks forward to announcing upcoming partnerships with significant room to expand into other countries, along with opportunities to grow deeper within its current footprint.

●	Large and Growing Player Pool for Cross Selling Additional Games: With over 7.5 million visitors in 2020, the Lottery.com platform is capable of distributing a range of wagering and games of chance across large and growing national and international markets.

“Lottery.com’s innovative platform has already made significant progress bringing the lottery industry into the digital age and continuing to expand its markets both domestically and internationally,” said Vadim Komissarov, CEO of Trident. “With a track record of substantial growth and user base expansion in a relatively short period of time, we are confident that Lottery.com has the ability to cement its place as a leading online platform to both play the lottery and to introduce additional wagering and games of chance worldwide. We believe this transaction will allow Lottery.com to be on a path to reach its true growth potential, and we look forward to working with the team as we introduce their compelling story to the public markets.”

Co-founder and CEO of Lottery.com, Tony DiMatteo, commented: “Lottery.com is innovating a legacy industry with ground-breaking technologies poised to capitalize on the large population of active internet and smartphone users in the U.S. and throughout the world. Over the past several months, we have made significant progress, launching our app in the Google Play Store and expanding domestically into Colorado and internationally through announced partnership plans in Turkey and Ukraine. We believe this transaction will further enhance our ability to grow into new markets as consumers are now, more than ever, engaging with digital and online platforms. The team at Trident shares our vision of growing into a global marketplace for legally available lottery games, and other games of chance, to consumers across the world and we firmly believe this partnership will accelerate our growth.”

Lottery.com is expected to continue to be supported by a strong advisory board and notable investors within the venture capital, gaming and entertainment industries, including:

●	Jason Robins, CEO of DraftKings (Nasdaq: DKNG)

●	Peter Diamandis, Chairman of XPRIZE Foundation

●	Ben Narasin, Venture Partner of NEA

●	Paraag Marathe, Enterprises President and EVP of Football Operations

●	Matthew Le Merle, Co-founder and Managing Partner of Fifth Era and Keiretsu Capital

●	Jamie Gold, The Poker Philanthropist

“We were early investors into Lottery.com because we recognized the commitment to win in Tony and Matt, and the opportunity Lottery.com has to become the trusted brand in the space,” said San Francisco 49ers Enterprises President and EVP of Football Operations Paraag Marathe, “I am excited for the next phase of the business, and believe the future is bright for Lottery.com.”

Transaction Terms

The combined company will have an estimated post-business combination enterprise value of approximately $526 million.

The net proceeds raised from the business combination will be used to support Lottery.com’s working capital and global platform expansion.

The proposed business combination contemplates that Lottery.com’s stockholders will roll 100% of their equity into the combined company, with no minimum cash requirement to close the business combination.

Upon completion of the transaction, the combined company will be trademarked Lottery.com and its common stock is expected to remain listed on the Nasdaq Stock Market under the new ticker symbol “LTRY.”

For a summary of the material terms of the proposed transaction, please see Trident’s Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the announcement of the proposed business combination. An investor presentation will be published at a later date.

Advisors
White & Case LLP is serving as legal advisor to Lottery.com. B. Riley Securities and Chardan are acting as co-capital markets advisors and financial advisors, and Loeb & Loeb is acting as legal advisor to Trident.

About Lottery.com

Lottery.com is an Austin, TX-based company enabling consumers to play state-sanctioned lottery games from their home or on the go in the US, and select lottery products internationally. The company works closely with state regulators to advance the lottery industry, providing official lottery games and enhanced regulatory capabilities, while capturing untapped market share, including millennial players. Lottery.com is also gamifying charitable giving to fundamentally change how nonprofits engage with their donors and raise funds. Through their WinTogether.org platform, they offer charitable donation sweepstakes to incentivize donors to take action by offering once in a lifetime experiences and large cash prizes.

About Trident Acquisitions Corp.

Trident Acquisitions Corp. is a special purpose acquisition company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Trident’s securities are listed on the Nasdaq stock exchange under the ticker symbols TDACU, TDAC and TDACW. For more information, visit tridentacquisitions.com.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident and Lottery.com, Trident and Lottery.com’s ability to consummate the transactions, the benefits of the transactions, Lottery.com’s estimated revenue growth, operational and state expansion, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Trident and Lottery.com caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the proposed business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Trident, or other conditions to closing in the business combination agreement; (iv) the risk that the proposed business combination disrupts Lottery.com’s current plans and operations as a result of the announcement of the transactions; (v) Lottery.com’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com’s business and the timing of expected business milestones; (viii) Lottery.com’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (x) the effects of competition on Lottery.com’s future business; (xi) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed business combination, Trident will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a preliminary proxy statement (the “Proxy Statement”) for the solicitation of proxies from Trident’s stockholders. Additionally, Trident will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. A definitive proxy statement will be mailed to Trident stockholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the Registration Statement and Proxy Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s stockholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Registration Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

TDAC@gatewayir.com

Trident Contact:

Vadim Komissarov

CEO

(646) 229-7549

vkomissarov@tridentacquisitions.com

Lottery.com Contact:

Cody Billingsley

(520) 250-3369

cody@lottery.com

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